                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 9, 2002


                         ALPHA TECHNOLOGIES GROUP, INC.

               (Exact name of registrant as specified in charter)


                 Delaware           01-14365           76-0079338
              ---------------     ------------    -------------------
              (State or other     (Commission        (IRS Employer
              jurisdiction of     File Number)    Identification No.)
               incorporation)

         11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
         -------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code 310-556-4005
                                                   ------------
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         INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

        Effective May 9, 2002, the Company engaged Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditors. The decision to change the Company's independent auditors was recommended by the Audit Committee and approved by the Board of Directors of the Company. The Company dismissed its previous certifying accountant, Grant Thornton LLP ("Grant Thornton"), effective May 9, 2002.

        Grant Thornton's report on the Company's financial statements for the fiscal years ended October 28, 2001 and October 29, 2000 were unqualified. There were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, during those years and in the subsequent period through January 27, 2002 which, if not resolved to Grant Thornton satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its Report.

        The Company has requested Grant Thornton to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company, and, if not, stating the respects in which it does not agree. A letter from Grant Thornton is included as Exhibit 16 to this Report, stating its agreement with the statements made by the Company in this Report.

        Prior to its engagement as the Company's independent auditors, Deloitte & Touche had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

(c)      Exhibits.

         16.   Letter dated May 14, 2002 from Grant Thornton LLP.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                                             Alpha Technologies Group, Inc.
                                             ------------------------------
                                             (Registrant)


                                             /s/  Lawrence Butler
Date: May 15, 2002                By:        -----------------------------------
                                             Lawrence Butler, Chief Executive
                                             Officer (Principal Executive
                                             Officer)


                                             /s/  James Polakiewicz
Date: May 15, 2002                By:        -----------------------------------
                                             James Polakiewicz, Chief Financial
                                             Officer (Principal Financial and
                                             Accounting Officer)